BLACKROCK FUNDS II

BlackRock Retirement Income 2030 Fund

BlackRock Retirement Income 2040 Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated March 28, 2023 to the Summary Prospectuses and the

Prospectus of the Funds, each dated April 29, 2022, as supplemented to date

Effective April 10, 2023, the following changes are made to the Funds’ Summary Prospectuses and Prospectus, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About [Fund] — Portfolio Manager” and the section of the Prospectus entitled “Fund Overview — Key Facts About [Fund] — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Pensky, CFA	2020	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2023	Managing Director of BlackRock, Inc.
Alex Shingler, CFA	2023	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of the Funds” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUNDS
Each Fund is managed by a team of financial professionals. Michael Pensky, CFA, Justin Christofel, CFA and Alex Shingler, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of each Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio managers.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Pensky, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2018 through 2020; Vice President of BlackRock, Inc. from 2016 to 2017; Associate of BlackRock, Inc. from 2012 to 2015.
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2013 to 2015; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst of BlackRock, Inc. from 2007 to 2008.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Alex Shingler, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2010; Senior Vice President at R3 Capital Partners from 2008 to 2009.

Shareholders should retain this Supplement for future reference.

2